UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 15, 2024
(Date of earliest event reported)

BBCMS Mortgage Trust 2024-5C25
(Central Index Key Number 0002013825)

(Exact name of issuing entity)

Barclays Capital Real Estate Inc.
(Central Index Key Number 0001549574)

(Exact name of sponsor as specified in its charter)

3650 Real Estate Investment Trust 2 LLC
(Central Index Key Number 0001840727)
(Exact name of sponsor as specified in its charter)

Citi Real Estate Funding Inc.
(Central Index Key Number 0001701238)
(Exact name of sponsor as specified in its charter)

German American Capital Corporation
(Central Index Key Number 0001541294)
(Exact name of sponsor as specified in its charter)

UBS AG
(Central Index Key Number 0001685185)
(Exact name of sponsor as specified in its charter)

Societe Generale Financial Corporation

(Central Index Key Number 0001755531)
(Exact name of sponsor as specified in its charter)

Bank of Montreal
(Central Index Key Number 0000927971)
(Exact name of sponsor as specified in its charter)

Argentic Real Estate Finance 2 LLC

(Central Index Key Number 0001968416)

(Exact name of sponsor as specified in its charter)

Starwood Mortgage Capital LLC

(Central Index Key Number 0001548405)

(Exact name of sponsor as specified in its charter)

KeyBank National Association

(Central Index Key Number 0001089877)

(Exact name of sponsor as specified in its charter)

BSPRT CMBS Finance, LLC

(Central Index Key Number 0001722518)

(Exact name of sponsor as specified in its charter)

Barclays Commercial Mortgage Securities LLC
(Central Index Key Number 0001541480)

(Exact name of registrant as specified in its charter)

Delaware	333-257737-13	27-010880
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
745 Seventh Avenue
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 412-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	[_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	[_]

Item 8.01.	Other Events.

On March 15, 2024, Barclays Capital Inc. (“Barclays”), Deutsche Bank Securities Inc. (“DBSI”), Citigroup Global Markets, Inc. (“CGMI”), UBS Securities LLC (“UBS Securities”), SG Americas Securities, LLC (“SGAS”), BMO Capital Markets Corp. (“BMO Capital Markets”), KeyBanc Capital Markets Inc. (“KeyBanc”), Drexel Hamilton, LLC (“Drexel”) and Bancroft Capital, LLC (“Bancroft” and, together in such capacity with Barclays, DBSI, CGMI, UBS Securities, SGAS, BMO Capital Markets, KeyBanc and Drexel, the “Underwriters”) entered into an agreement with Barclays Commercial Mortgage Securities LLC (the “Registrant”) and Barclays Capital Holdings Inc. (“BCHI”), dated as of March 15, 2024 (the “Underwriting Agreement”), an executed version of which is attached hereto as Exhibit 1.1, with respect to the sale of the Public Certificates (as defined below) scheduled to occur on March 28, 2024 (the “Closing Date”). The Public Certificates will have an aggregate initial principal amount of $792,209,000.

The Registrant also entered into an agreement to sell the Private Certificates, having an aggregate initial principal amount of $94,179,000, to Barclays, DBSI, CGMI, UBS Securities, SGAS, BMO Capital Markets, KeyBanc, Drexel and Bancroft (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of March 15, 2024 (the “Certificate Purchase Agreement”), among the Registrant, BCHI and the Initial Purchasers. The Private Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On the Closing Date, Barclays Commercial Mortgage Securities LLC (the “Depositor”) will cause the issuance of the BBCMS Mortgage Trust 2024-5C25, Commercial Mortgage Pass-Through Certificates, Series 2024-5C25 (the “Certificates”), pursuant to a pooling and servicing agreement, dated and effective as of February 1, 2024, an executed version of which is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among the Registrant, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Lender Surveillance LLC, as operating advisor and as asset representations reviewer.

The Certificates will consist of the following classes, designated as (i) Class A-1, Class A-3, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) Class X-D, Class D, Class E-RR, Class F-RR, Class G-RR, Class H-RR, Class J-RR and Class R Certificates (the “Private Certificates”).

Several Mortgage Loans that are among the assets of the Issuing Entity are part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
Staten Island Mall	4.5	N/A
Sheraton Hotel Brooklyn	4.6	N/A
Western Digital Milpitas Campus	4.7	N/A
Jordan Creek Town Center	4.8	N/A(1)
Kenwood Towne Centre	4.9	N/A(1)
Tysons Corner Center	4.10	4.2
Acquisition America Portfolio	4.11	4.3
Elmwood Shopping Center	4.12	4.4
Double Tree by Hilton Hotel Orlando at SeaWorld	4.13	4.3
Galleria at Tyler	4.14	4.3(1)

(1)       The subject Whole Loan will be serviced under the Pooling and Servicing Agreement or related pooling and servicing agreement, as applicable, until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

Midland Loan Services, a Division of PNC Bank, National Association has appointed KeyBank National Association (“KeyBank”) as a subservicer with respect to three (3) Mortgage Loans, representing approximately 3.3% of the initial pool balance, pursuant to that certain Primary Servicing Agreement, dated as of November 1, 2023 and attached hereto as Exhibit 4.15, by and between Midland National Association, a Division of PNC Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer, the terms of which agreement are described in the Depositor’s Prospectus dated March 15, 2024 and as filed with the Securities and Exchange Commission on March 19, 2024 (the “Prospectus”) under “Transaction Parties—The Primary Servicer—Summary of the KeyBank Primary Servicing Agreement”.

The Certificates represent, in the aggregate, the entire beneficial ownership in BBCMS Mortgage Trust 2024-5C25 (the “Issuing Entity”), a common law trust fund to be formed on March 28, 2024 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 33 commercial and/or multifamily mortgage loans (the “Mortgage Loans”). The Mortgage Loans will be acquired by the Registrant from (i) Barclays Capital Real Estate Inc. (“BCRE”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated and effective as of March 28, 2024, among the Registrant, BCHI and BCRE (the “Barclays Mortgage Loan Purchase Agreement”), (ii) 3650 Real Estate Investment Trust 2 LLC (“3650 REIT”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated and effective as of March 28, 2024, between the Registrant and 3650 REIT (the “3650 REIT Mortgage Loan Purchase Agreement”), (iii) Citi Real Estate Funding Inc. (“CREFI”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated and effective as of March 28, 2024, between the Registrant and CREFI (the “CREFI Mortgage Loan Purchase Agreement”), (iv) German American Capital Corporation (“GACC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated and effective as of March 28, 2024, between the Registrant and GACC (the “GACC Mortgage Loan Purchase Agreement”), (v) UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“UBS AG”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated and effective as of March 28, 2024, between the Registrant and UBS AG (the “UBS AG Mortgage Loan Purchase Agreement”), (vi) Societe Generale Financial Corporation (“SGFC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated and effective as of March 28, 2024, among the Registrant, Société Générale and SGFC (the “SGFC Mortgage Loan Purchase Agreement”), (vii) Bank of Montreal (“BMO”) pursuant to a Mortgage Loan Purchase

Agreement, attached hereto as Exhibit 99.7 and dated and effective as of March 28, 2024, between the Registrant and BMO (the “BMO Mortgage Loan Purchase Agreement”), (viii) Argentic Real Estate Finance 2 LLC (“AREF2”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.8 and dated and effective as of March 28, 2024, between the Registrant and AREF2 (the “AREF2 Mortgage Loan Purchase Agreement”), (ix) Starwood Mortgage Capital LLC (“Starwood”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.9 and dated and effective as of March 28, 2024, between the Registrant and Starwood (the “Starwood Mortgage Loan Purchase Agreement”), (x) KeyBank National Association (“KeyBank”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.10 and dated and effective as of March 28, 2024, between the Registrant and KeyBank (the “KeyBank Mortgage Loan Purchase Agreement”) and (xi) BSPRT CMBS Finance, LLC (“BSP”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.11 and dated and effective as of March 28, 2024, among the Registrant, BSP and Franklin BSP Realty Trust, Inc. (the “BSP Mortgage Loan Purchase Agreement”).

The Public Certificates and the Mortgage Loans are more particularly described in the prospectus, dated March 15, 2024 (the “Prospectus”) and as filed with the Securities and Exchange Commission on March 19, 2024. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of March 15, 2024.

The related registration statement (file no. 333-257737) was originally declared effective on November 2, 2021.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of March 15, 2024, among Barclays Commercial Mortgage Securities LLC, as depositor, Barclays Capital Inc., Deutsche Bank Securities Inc., Citigroup Global Markets, Inc., UBS Securities LLC, SG Americas Securities, LLC, BMO Capital Markets Corp., KeyBanc Capital Markets Inc., Drexel Hamilton, LLC and Bancroft Capital, LLC, as underwriters, and Barclays Capital Holdings Inc.

Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of March 1, 2024, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Pentalpha Lender Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.2	Trust and Servicing Agreement, dated as of December 12, 2023, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Berkadia Commercial Mortgage LLC, as master servicer, Situs Holdings, LLC, as special servicer and Computershare Trust Company, National Association, as trustee, certificate administrator, paying agent and custodian.

Exhibit 4.3	Pooling and Servicing Agreement, dated as of January 1, 2024, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, N.A., as trustee, certificate administrator, paying agent and custodian, and BellOak, LLC, as operating advisor and asset representations reviewer.

Exhibit 4.4	Pooling and Servicing Agreement, dated as of February 1, 2024, among BMO Commercial Mortgage Securities LLC, as depositor, Wells Fargo Bank, National Association, as master servicer, Greystone Servicing Company LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator, and Computershare Trust Company, National Association, as trustee.

Exhibit 4.5	Co-Lender Agreement, dated as of January 18, 2024, between Deutsche Bank AG, New York Branch, as Note A-1 Holder, Note A-2 Holder, Note A-3 Holder and Note A-4 Holder, Barclays Capital Real Estate Inc., as Note A-5 Holder, Note A-6 Holder, Note A-7 Holder and Note A-8 Holder, and Wells Fargo Bank, National Association, as Note A-9 Holder, Note A-10 Holder, Note A-11 Holder and Note A-12 Holder.

Exhibit 4.6	Co-Lender Agreement, dated as of March 14, 2024, between DBR Investments Co. Limited, as Note A-1 Holder, DBR Investments Co. Limited, as Note A-2 Holder, DBR Investments Co. Limited, as Note A-3 Holder and DBR Investments Co. Limited, as Note A-4 Holder.

Exhibit 4.7	Agreement Between Note Holders, dated as of February 27, 2024, by and between UBS AG, New York Branch, as Note A-1 Holder, Note A-2 Holder, Note A-3 Holder and Note A-4 Holder, and JPMorgan Chase Bank, National Association, as Note A-5 Holder, Note A-6 Holder and Note A-7 Holder.

Exhibit 4.8	Agreement Between Note Holders, dated as of February 1, 2024, by and between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder and Initial Note A-4 Holder, JPMorgan Chase Bank, National Association, as Initial Note A-5 Holder, Initial Note A-6 Holder, Initial Note A-7 Holder and Initial Note A-8 Holder, Barclays Capital Real Estate Inc., as Initial Note A-9 Holder, Initial Note A-10 Holder and Initial Note A-11 Holder, and Morgan Stanley Mortgage Capital Holdings, as Initial Agent.

Exhibit 4.9	Co-Lender Agreement, dated as of February 9, 2024, by and between Wells Fargo Bank, National Association, as Initial Note A-1 Holder, Goldman Sachs Bank USA, as Initial Note A-2 Holder, and Societe Generale Financial Corporation, as Initial Note A-3 Holder.

Exhibit 4.10	Co-Lender Agreement, dated as of December 12, 2023, by and between Deutsche Bank AG, New York Branch, as an Initial Note A Holder, Bank of Montreal, as an Initial Note A Holder, JPMorgan Chase Bank, National Association, as an Initial Note A Holder, and Goldman Sachs Bank USA, as an Initial Note A Holder.

Exhibit 4.11	Agreement Between Note Holders, dated as of January 4, 2024, by and between Barclays Capital Real Estate Inc., as Initial Note A-1 Holder, and Barclays Capital Real Estate Inc., as Initial Note A-2 Holder.

Exhibit 4.12	Co-Lender Agreement, dated as of January 25, 2024, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder, and Citi Real Estate Funding Inc., as Initial Note A-2 Holder.

Exhibit 4.13	Co-Lender Agreement, dated as of December 13, 2023, by and between Bank of Montreal, as Initial Note A-1 Holder, Initial Note A-3 Holder, Initial Note A-4 Holder, Initial Note A-6 Holder, Initial Note A-7 Holder and Initial Note A-9 Holder, and Deutsche Bank AG, New York Branch, as Initial Note A-2 Holder, Initial Note A-5 Holder and Initial Note A-8 Holder.

Exhibit 4.14	Agreement Between Note Holders, dated as of December 13, 2023, by and between, Bank of America, N.A., as initial holder of Note A-1-1, Note A-1-2 and Note A-1-3, Deutsche Bank AG, New York Branch, as initial holder of Note A-2-1, Note A-2-2 and Note A-2-3 and Société Générale Financial Corporation, as initial holder of Note A-3-1, Note A-3-2 and Note A-3-3.

Exhibit 4.15	Primary Servicing Agreement, dated as of March 1, 2024, by and between Midland Loan Services, a Division of PNC Bank, National Association and KeyBank National Association.

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated March 15, 2024.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective as of March 28, 2024, among Barclays Capital Real Estate Inc., as seller, Barclays Capital Holdings Inc., and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective as of March 28, 2024, between 3650 Real Estate Investment Trust 2 LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective as of March 28, 2024, between Citi Real Estate Funding Inc., as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective as of March 28, 2024, between German American Capital Corporation, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.5	Mortgage Loan Purchase Agreement, dated and effective as of March 28, 2024, between UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.6	Mortgage Loan Purchase Agreement, dated and effective as of March 28, 2024, among Societe Generale Financial Corporation, as seller, Société Générale, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.7	Mortgage Loan Purchase Agreement, dated and effective as of March 28, 2024, between Bank of Montreal, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.8	Mortgage Loan Purchase Agreement, dated and effective as of March 28, 2024, between Argentic Real Estate Finance 2 LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.9	Mortgage Loan Purchase Agreement, dated and effective as of March 28, 2024, between Starwood Mortgage Capital LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.10	Mortgage Loan Purchase Agreement, dated and effective as of March 28, 2024, between KeyBank National Association, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Exhibit 99.11	Mortgage Loan Purchase Agreement, dated and effective as of March 28, 2024, among BSPRT CMBS Finance, LLC, as seller, Franklin BSP Realty Trust, Inc. and Barclays Commercial Mortgage Securities LLC, as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 19, 2024	Barclays Commercial Mortgage Securities LLC (Registrant)

	By:	/s/ Daniel Schmidt
Name: Daniel Schmidt Title: Vice President